[Logo]

                            MASTER REVOLVING NOTE

               Variable Rate-Maturity Date-Obligatory Advance
                    (Business and Commercial Loans Only)

 _____________________________________________________________________________
| AMOUNT              NOTE DATE         MATURITY DATE    TAX IDENTIFICATION # |
|                                                                             |
|   $5,000,000.00       APRIL 30, 1996    MARCH 1, 1998    77-0127305         |
|_____________________________________________________________________________|


On the Maturity Date, as stated above, for value received, the undersigned promise(s) to pay to the order of COMERICA BANK-CALIFORNIA ("Bank"), at any office of the Bank in the State of California, FIVE MILLION AND NO/100 Dollars (U.S.) (or that portion of it advanced by the Bank and not repaid as later provided) with interest until maturity, whether by acceleration or otherwise, or an Event of Default, as later defined, at a per annum rate equal to the Bank's base rate from time to time in effect PLUS 0.00% per annum and after that at a rate equal to the rate of interest otherwise prevailing under this Note plus 3% per annum (but in no event in excess of the maximum rate permitted by law). The Bank's "base rate" is that annual rate of interest so designated by the Bank and which is changed by the Bank from time to time. Interest rate changes will be effective for interest computation purposes as and when the Bank's base rate changes. Interest shall be calculated on the basis of 360-day year for the actual number of days the principal is outstanding. Accrued interest on this Note shall be payable on the 1ST day of each MONTH commencing JUNE 1, 1996, until the Maturity Date when all amounts outstanding under this Note shall be due and payable in full. If the frequency of interest payments is not otherwise specified, accrued interest on this Note shall be payable monthly on the first day of each month. If any payment of principal or interest under this Note shall be payable on a day other than a day on which the Bank is open for business, this payment shall be extended to the next succeeding business day and interest shall be payable at the rate specified in this Note during this extension. A late payment charge equal to 5% of each late payment may be charged on any payment not received by the Bank within 10 calendar days after the payment due date, but acceptance of payment of this charge shall not waive any Default under this Note.

The principal amount payable under this Note shall be the sum of all advances made by the Bank to or at the request of the undersigned, less principal payments actually received in cash by the Bank. The books and records of the Bank shall be the best evidence of the principal amount and the unpaid interest amount owing at any time under this Note and shall be conclusive absent manifest error. No interest shall accrue under this Note until the date of the first advance made by the Bank; after that interest on all advances shall accrue and be computed on the principal balance outstanding from time to time under this Note until the same is paid in full.

This Note and any other indebtedness and liabilities of any kind of the undersigned (or any of them) to the Bank, and any and all modifications, renewals or extensions of it, whether joint or several, contingent or absolute, now existing or later arising, and however evidenced (collectively, "Indebtedness") are secured by and the Bank is granted a security interest in all items deposited in any account of any of the undersigned with the Bank and by all proceeds of these items (cash or otherwise), all account balances of any of the undersigned from time to time with the Bank, by all property of any of the undersigned from time to time in the possession of the Bank and by any other collateral, rights and properties described in each and every deed of trust, mortgage, security agreement, pledge, assignment and other security or collateral agreement which has been, or will at any time(s) later be, executed by any (or all) of the undersigned to or for the benefit of the Bank (collectively "Collateral"). Notwithstanding the above, (i) to the extent that any portion of the Indebtedness is a consumer loan, that portion shall not be secured by any deed of trust or mortgage on or other security interest in any of the undersigned's principal dwelling or any of the undersigned's real property which is not a purchase money security interest as to that portion, unless expressly provided to the contrary in another place, or (ii) if the undersigned (or any of them) has(have) given or give(s) Bank a deed of trust or mortgage covering real property, that deed of trust or mortgage shall not secure this Note or any other Indebtedness of the undersigned (or any of them), unless expressly provided to the contrary In another place.

If the undersigned (or any of them) or any guarantor under a guaranty of all or part of the Indebtedness ("guarantor") (i) fail(s) to pay any of the indebtedness when due, by maturity, acceleration or otherwise, or fails(s) to pay any indebtedness owing on a demand basis upon demand; or (ii) fail(s) to comply with any of the terms or provisions of any agreement between the undersigned (or any of them) or any such guarantor and the Bank; or (iii) become(s) insolvent or the subject of a voluntary or involuntary proceeding in bankruptcy, or a reorganization, arrangement or creditor composition proceeding, (if a business entity) cease(s) doing business as a going concern, (if a natural person) die(s) or become(s) incompetent, (if a partnership) dissolve(s) or any general partner of it dies, becomes incompetent or becomes the subject of a bankruptcy proceeding or (if a corporation of a limited liability company) is the subject of a dissolution, merger or consolidation; or (a) if any warranty or representation made by any of the undersigned or any guarantor in connection with this Note or any of the Indebtedness shall be discovered to be untrue or incomplete; or (b) if there is any termination, notice of termination, or breach of any guaranty, pledge, collateral assignment or subordination agreement relating to all or any part of the Indebtedness; or (c) if there is any failure by any of the undersigned or any guarantor to pay when due any of its Indebtedness (other than to the Bank) or in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such Indebtedness; or (d) if the Bank deems itself insecure believing that the prospect of payment of this Note or any of the Indebtedness is impaired or shall fear deterioration, removal or waste of any of the Collateral; or (e) if there is filed or issued a levy or writ of attachment or garnishment or other like judicial process upon the undersigned (or any of them) or any guarantor or any of the Collateral, including without limit, any accounts of the undersigned (or any of them) or any guarantor with the Bank, then the Bank, upon the occurrence of any of these events (each a "Default"), may at its option and without prior notice to the undersigned (or any of them), declare any or all of the Indebtedness to be immediately due and payable (notwithstanding any provisions contained in the evidence of it to the contrary), sell or liquidate all or any portion of the Collateral, set off against the Indebtedness any amounts owing by the Bank to the undersigned (or any of them), charge interest at the default rate provided in the document evidencing the relevant Indebtedness and exercise any one or more of the rights and remedies granted to the Bank by any agreement with the undersigned (or any of them) or given to it under applicable law. In addition, if this
Note is secured by a deed of trust or mortgage covering real property, then the trustor or mortgagor shall not mortgage or pledge the mortgaged premises as security for any other Indebtedness or obligations. This Note, together with all other Indebtedness secured by said deed of trust or mortgage, shall become due and payable immediately, without notice, at the option of the Bank, (a) if said trustor or mortgagor shall mortgage or pledge the mortgaged premises for any other Indebtedness or obligations or shall convey, assign or transfer the mortgaged premises by deed, installment sale contract instrument, or (b) if the title to the mortgaged premises shall become vested in any other person or party in any manner whatsoever, or (c) if there is any disposition (through one or more transactions) of legal or beneficial title to a controlling interest of said trustor or mortgagor. All payments under this Note shall be in immediately available United States funds, without setoff or counterclaim.

If this Note is signed by two or more parties (whether by all as makers or by one or more as an accommodation party or otherwise), the obligations and undertakings under this Note shall be that of all and any two or more jointly and also of each severally. This Note shall bind the undersigned, and the undersigned's respective heirs, personal representatives, successors and assigns.

The undersigned waive(s) presentment, demand, protest, notice of dishonor, notice of demand or intent to demand, notice of acceleration or intent to accelerate, and all other notices and agree(s) that no extension or indulgence to the undersigned (or any of them) or release, substitution or nonenforcement of any security, or release or substitution of any of the undersigned, any guarantor or any other party, whether with or without notice, shall affect the obligations of any of the undersigned. The undersigned waive(s) all defenses or right to discharge available under
Section 3-605 of the California Uniform Commercial Code and waive(s) all other suretyship defenses or right to discharge. The undersigned agree(s) that the Bank has the right to sell, assign, or grant participations, or any interest, in any or all of the Indebtedness, and that, in connection with this right, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has relating to the undersigned or the Indebtedness. The undersigned agree(s) that the Bank may provide information relating to the Note or to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

The undersigned agree(s) to reimburse the holder or owner of this Note for any and all costs and expenses (including without limit, court costs, legal expenses and reasonable attorney fees, whether inside or outside counsel is used, whether or not suit is instituted and, if suit is instituted, whether at the trial court level, appellate level, in a bankruptcy, probate or administrative proceeding or otherwise) incurred in collecting or attempting to collect this Note or incurred in any other matter or proceeding relating to this Note.

The undersigned acknowledge(s) and agree(s) that there are no contrary agreements, oral or written, establishing a term of this Note and agree(s) that the terms and conditions of this Note may not be amended, waived or modified except in a writing signed by an officer of the Bank expressly stating that the writing constitutes an amendment, waiver or modification of the terms of this Note. As used in this Note, the word "undersigned" means, individually and collectively, each maker, accommodation party, indorser and other party signing this Note in a similar capacity. If any provision of this
Note is unenforceable in whole or part for any reason, the remaining provisions shall continue to be effective. THIS NOTE IS MADE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

THE MAXIMUM INTEREST RATE SHALL NOT EXCEED THE HIGHEST APPLICABLE USUARY
CEILING.

THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED, EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE OR THE INDEBTEDNESS.

THIS NOTE IS SUBJECT TO THE TERMS OF A LETTER AGREEMENT DATED MAY 1, 1996.

               For Corporations, Partnerships, Trust or Estates


LIVINGSTON ENTERPRISES, INC.   By:                      Its:
____________________________      ___________________       ____________________
OBLIGOR NAME TYPED/PRINTED     SIGNATURE OF             TITLE

6920 KOLL CENTER PKWY, #220    By: /s/ (Steve M.        Its: PRESIDENT &
                                   Willens)                  (CHAIRMAN)
____________________________      ___________________       ____________________
STREET ADDRESS                 SIGNATURE OF             TITLE

PLEASANTON                     By:                      Its:
____________________________      ___________________       ____________________
CITY                           SIGNATURE OF             TITLE

CA                94566        By: /s/ (Steve Hess)     Its:    C.F.O.
____________________________      ___________________       ____________________
STATE            ZIP CODE      SIGNATURE OF             TITLE


                    For Individuals or Sole Proprietorships

                              Name(s) of Obligor(s)           Signature(s) of
                                 (Type or Print)                Obligor(s)


                              _____________________         ____________________


_____________________         _____________________         ____________________
STREET ADDRESS

_____________________         _____________________         ____________________
CITY

_____________________         _____________________         ____________________
STATE    ZIP CODE







 ______________________________________________________________________________
|             For Bank Use Only           |        CCAR #                      |
|_________________________________________|____________________________________|
|Loan Officer Initials | Loan Group Name  | Obligor(s) Name                    |
|   MARY BETH SUHR     | HIGH TECH        | LIVINGSTON ENTERPRISES, INC.       |
|______________________|__________________|____________________________________|
|Loan Officer I.D. No. | Loan Group No.   | Obligor # | Note # |   Amount      |
|   48703              | 95820            |           |        | $5,000,000.00 |
|______________________|__________________|___________|________|_______________|

[Logo]

               CORPORATION RESOLUTIONS AND INCUMBENCY CERTIFICATION -

                              AUTHORITY TO PROCURE LOANS
________________________________________________________________________________

I certify that I am the duly elected and qualified Secretary of LIVINGSTON ENTERPRISES, INC. a CALIFORNIA corporation (the "Corporation") and the keeper of the records of the Corporation; that the following is a true and correct copy of resolutions duly adopted by the Board of Directors of the Corporation in accordance with its bylaws and applicable statutes on or as of MAY 6, 1996;

Copy of Resolutions:

Be it Resolved, That:

1. Any (insert number required to sign) (TWO) of the following (insert titles only) CEO, CFO, EXECUTIVE V.P. of the Corporation are/is authorized, for, on behalf of, and in the name of the Corporation to:

(a) Negotiate and procure loans, letters of credit and other credit or financial accomodations from COMERICA BANK-CALIFORNIA (the "Bank") up to an amount not exceeding $5 MILLION (if left blank, then unlimited);

(b) Discount with the Bank commercial or other business paper belonging to the Corporation made or drawn by or upon third parties, without limit as to amount;

(c) Purchase, sell, exchange, assign, endorse for transfer and/or deliver certificates and/or instruments representing stocks, bonds, evidences of indebtedness or other securities owned by the Corporation, whether or not registered in the name of the Corporation;

(d) Give security for any liabilities of the Corporation to the Bank by grant, security interest, assignment, lien, deed of trust or mortgage upon any real or personal property, tangible or intangible of the Corporation; and

(e) Execute and deliver in form and content as may be required by the Bank any and all notes, evidences of indebtedness, applications for letters of credit, guaranties, subordination agreements, loan and security agreements, financing statements, assignments, liens, deeds of trust, mortgages, trust receipts and other agreements, instruments or documents to carry out the purposes of these Resolutions, any or all of which may relate to all or to substantially all of the Corporation's property and assets.

2. Said Bank be and it is authorized and directed to pay the proceeds of any such loans or discounts as directed by the persons so authorized to sign, whether so payable to the order of any of said persons in their individual capacities or not, and whether such proceeds are deposited to the individual credit of any of said persons or not;

3. Any and all agreements, instruments and documents previously executed and acts and things previously done to carry out the purposes of these Resolutions are ratified, confirmed and approved as the act or acts of the Corporation.

4. These Resolutions shall continue in force, and the Bank may consider the holders of said offices and their signatures to be and continue to be as set forth in a certified copy of these Resolutions delivered to the Bank, until notice to the contrary in writing is duly served on the Bank (such notice to have no effect on any action previously taken by the Bank in reliance on these Resolutions).

5. Any person, corporation or other legal entity dealing with the Bank may rely upon a certificate signed by an officer of the Bank to effect that these Resolutions and any agreement, instrument or document executed pursuant to them are still in full force and effect and binding upon the Corporation.

6. The Bank may consider the holders of the offices of the Corporation and their signatures, respectively, to be and continue to be as set forth in the Certificate of the Secretary of the Corporation until notice to the contrary in writing is duly served on the Bank.

I further certify that the above Resolutions are in full force and effect as of the date of this Certificate; that these Resolutions and any borrowings or financial accommodations under these Resolutions have been properly noted in the corporate books and records, and have not been rescinded, annulled, revoked or modified; that neither the foregoing Resolutions nor any actions to be taken pursuant to them are or will be in contravention of any provision of the articles of incorporation or bylaws of the Corporation or of any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound; and that neither the articles of incorporation nor bylaws of the Corporation nor any agreement, indenture or other instrument to which the Corporation is a party or by which it is bound require the vote or consent of shareholders of the Corporation to authorize any act, matter or thing described in the foregoing Resolutions.

I further certify that the following named persons have been duly elected to the offices set opposite their respective names, that they continue to hold these offices at the present time, and that the signatures which appear below are the genuine, original signatures of each respectively:

       (PLEASE SUPPLY GENUINE SIGNATURES OF AUTHORIZED SIGNERS BELOW)

NAME (Type or Print)               TITLE                    SIGNATURE

STEVE HESS                          CFO              /s/ Steve Hess
______________________    ______________________     ______________________

______________________    ______________________     ______________________

______________________    ______________________     ______________________

RON WILLENS               EXECUTIVE V.P.             /s/ Ronald Willens
______________________    ______________________     ______________________

______________________    ______________________     ______________________

STEVE WILLENS             CEO                        /s/ Steve M. Willens
______________________    ______________________     ______________________


In Witness Whereof, I have affixed my name as Secretary and have caused the corporate seal of said Corporation to be affixed this 15th day of May, 1996.


                                    /s/ Ronald Willens
                                    ______________________________
                                    Secretary
                                              RON WILLENS



    ___________________________________________________________________
   |                                                                   |
   |  The Above Statements are Correct. ____________________________   |
   |                                     SIGNATURE OF OFFICER OR       |
   |                                     DIRECTOR OF, IF NONE, A       |
   |                                     SHAREHOLDER OTHER THAN        |
   |                                     SECRETARY WHEN SECRETARY IS   |
   |                                     AUTHORIZED TO SIGN ALONE      |

[Logo]

                              BORROWER'S AUTHORIZATION



                                                   DATE:  APRIL 30, 1996
                                                          _____________________

   I (we) hereby authorize and direct COMERICA BANK-CALIFORNIA ("Bank") to pay

to (UNDISBURSED)                                  $
   ___________________________________________     ____________________________

to ___________________________________________    $____________________________

to ___________________________________________    $____________________________

to ___________________________________________    $____________________________


of the proceeds of my (our) loan from the Bank evidenced by a note in the original principal amount of $5,000,000.00, dated APRIL 30, 1996.


Borrower(s):  LIVINGSTON ENTERPRISES, INC.
              ____________________________



By: /s/ Steve Hess                           Its:     CFO
   _______________________________               ______________________________
   Signature of     STEVE HESS                   Title (if applicable)


By:                                          Its:
   _______________________________               ______________________________
   Signature of                                  Title (if applicable)


By: /s/ Steve M. Willens                     Its:     CEO
   _______________________________               ______________________________
   Signature of     STEVE WILLENS                Title (if applicable)


By:                                          Its:
   _______________________________               ______________________________
   Signature of                                  Title (if applicable)

INTEREST/FEES

Interest on the line of credit shall be computed on the basis of a 360-day year for the actual number of days the principal is outstanding, at the Bank's Prime Rate. Accrued interest shall be due and payable on the 1st day of each month commencing June 1, 1996, until the Maturity Date when all amounts outstanding shall be due and payable in full.

Borrower shall pay to Bank a commitment fee for the line of credit equal to
 .35% per annum which commitment fee shall be due and payable as follows:
$17,500 upon execution of the documents herein and $14,583.33 on May 1, 1997.


REPRESENTATIVES AND WARRANTIES:

Borrower makes the following representatives and warranties to Bank, which representatives and warranties shall survive the execution of this letter.

Borrower is a corporation duly organized and existing and in good standing under the laws of the State of California, and is qualified or licensed to do business in all jurisdictions in which it conducts its business.

This Agreement has been duly authorized, executed and delivered, and is a valid and binding agreement of Borrower.

There are no pending or threatened actions, suits or proceedings before any court or administrative agency which may adversely affect the financial condition or operation of Borrower other than those heretofore disclosed by Borrower to Bank in writing.

All financial and other information submitted by Borrower to Bank is true and correct in all material respects and presents fairly the financial condition of Borrower, and has been prepared in accordance with generally accepted accounting principals consistently applied. As of the date of such financial statements, and since such date, there has been no material adverse change in the condition or operation of Borrower, nor has Borrower mortgaged, pledged or granted a security interest in or encumbered any of Borrower's assets or properties except as permitted by this letter.

The obligations of Borrower under this letter or any promissory notes executed in connection herewith are not subordinated in right of payment to any other obligation of Borrower.

Borrower possesses, and will hereafter possess, all permits, memberships, franchises, contracts and licenses required and all trademark rights trade names, trade name rights, patents, patent rights and fictitious name rights necessary to enable it to conduct the business in which it is now engaged without conflict with the rights of others.

Borrower is in compliance in all material respects with all applicable provisions of the Employee Retirement Income Security Act of 1974 (ERISA), and no Reportable Event, as defined in said Act, has occured and is continuing with respect to any Plan initiated by Borrower thereunder.

CONDITIONS PRECEDENT:

Borrower shall execute any and all promissory notes and other loan documents deemed necessary by Bank to evidence the Revolving Line of Credit and all terms and conditions of this letter.

COVENANTS:

So long as the Revolving Line of Credit remains available or any indebtedness remains outstanding, borrower shall, unless Bank otherwise consents in writing:

Punctually pay (1) the interest and principal on any promissory notes executed in connection with this letter at the times and place an in the manner specified in said promissory notes; (2) any fees due hereunder at the times and place and in the manner specified herein; and (3) immediately upon demand by Bank, the principal amount by which Borrower has exceeded any limitation on advances hereunder.

Maintain adequate books and accounts in accordance with generally accepted accounting principals consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and inspect the properties of Borrower.

Provide to Bank not later than 120 days after and as of the end of each fiscal year, unqualified CPA audited financial statements.

Provide to Bank not later than 45 days after and as of the end of each fiscal quarter the company's internally prepared financial statement and accounts receivable aging report.

Maintain a Quick Ratio (defined as cash and accounts receivable divided by current liabilities) not at any time less than 1.50 : 1.0.

Maintain Tangible Net Worth (defined as stockholders' equity plus subordinated debt less any treasury stock and less any intangible assets) not at any time less than $10,500,000.00 plus 75% of net quarterly profits and 100% of any new equity raised.

Maintain a ratio of Total Debt to Tangible Net Worth (defined as current liabilities and non-current liabilities less subordinated debt divided by Tangible Net Worth) not at any time greater than 0.75 : 1.0

Maintain profitable operations on a quarterly basis.

Borrower represents, warrants and covenants with Bank that Borrower will not, without Bank's prior written consent:

Grant a security interest in or permit a lien, claim or encumbrance upon any of Borrower's assets to any person, association, firm, corporation, entity or governmental agency or instrumentality;

Permit any levy, attachment or restraint to be made affecting any of Borrower's assets;

Permit any judicial officer or assignee to be appointed or to take possession of any or all of Borrower's assets;

Not declare or pay any cash dividend on the capital stock of Borrower, or purchase or acquire in any way for any considerations any shares of such capital stock.

Not acquire through stock purchases, or otherwise, the assets or business of any other person or entity, and not liquidate or dissolve, merge or consolidate with any other person or entity by purchase, sale or otherwise that would result in the violation of any financial covenants.

Not change the present character of Borrower's business or enter into any transaction not in the usual course of Borrower's business.

Upon the violation by Borrower of any term or condition of this letter, or upon the occurrence of any Event of Default as defined in any other document executed by Borrower in connection with the Revolving Line of Credit, the outstanding principal balance under the line of Credit, together with all accrued and unpaid interest thereon, shall become immediately due and payable, at Bank's option, without presentment, demand or notice of dishonor, all of which are expressly waived by Borrower. Borrower may be required, at Bank's sole discretion, to provide cash security in an amount equal to the sum total of any letters of credit outstanding. Bank shall have no obligation to make further advances under the Revolving Line of Credit or make additional transactions under the Letter of Credit subfacility; and Bank shall have all rights, powers and remedies available under law or accorded by any promissory note or other loan document executed in connection herewith.

No delay or failure on the part of the Bank to exercise any right, power or remedy under this letter, or any other document executed in connection herewith, or to declare a default hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any such right, power or remedy preclude any other or further thereof or the exercise of any other right power or remedy.

Borrower shall reimburse Bank for all costs and expenses, including reasonable attorneys' fees, expended or incurred by Bank in enforcing the terms hereof, in actions for declaratory relief in any other way related to this letter, in collecting any sums which become due Bank on any promissory note executed in connection with this Letter Agreement, and in the protection, preservation or enforcement of any security interest granted by Borrower to Bank.

This letter shall be binding on an inure to the benefit of the successors, heirs and assigns of the parties, provided however, that Borrower may not assist or transfer its interest hereunder without the prior written consent of the Bank. Bank reserves the right to sell, assign, transfer, negotiate or grant participation in all or any part of, or any interest in, Bank's rights and benefits hereunder and under any promissory notes executed in connection with this Letter Agreement or any collateral documents thereto. In connection therewith Bank may disclose all documents and inform which Bank now or hereafter may have relating to the Revolving Line of Credit, Borrower or its business, any Guarantor hereunder or the business of such Guarantor, or any collateral for the Revolving Line of Credit.

The undersigned agree(s) that the Bank may provide information relating to this Letter Agreement or relating to the undersigned to the Bank's parent, affiliates, subsidiaries and service providers.

This letter and all other documents executed in connection with this Revolving Line of Credit shall be governed by the laws of the State of California.

Your acknowledgment of this letter shall constitute acceptance of the foregoing terms and conditions.

Sincerely,

COMERICA BANK-CALIFORNIA

By: /s/ Mary Beth Suhr
   -------------------------------
    Mary Beth Suhr, Vice President     Date: May 1, 1996
                                             -------------------

Acknowledged and accepted:

LIVINGSTON ENTERPRISES, INC.

By: /s/ Steve Hess
   -------------------------------
   Steve Hess                          Date: 5/3/96
Title:   CFO                                 -------------------
       ---------------------------

By: /s/ Steve M. Willens
   -------------------------------
   Steve Willens                       Date: 5/15/96
Title:   President & Chairman                -------------------
       ---------------------------

       FIRST MODIFICATION TO LETTER AGREEMENT - REVOLVING LINE OF CREDIT

     This First Modification to the Letter Agreement - Revolving Line of Credit (this "Modification") is entered into by and between LIVINGSTON ENTERPRISES, INC. ("Borrower") and Comerica Bank-California ("Bank") as of this 20TH day of MAY 1996 at, San Jose, California.

                                   RECITALS

     A. Bank and Borrower have previously entered into or are concurrently herewith entering into a Letter Agreement - Revolving Line of Credit (the "Agreement") dated May 1, 1996.

     B. Borrower has requested, and Bank has agreed, to modify the Agreement as set forth below:

     INCORPORATION BY REFERENCE. The Agreement as modified hereby and the Recitals are incorporated herein by this reference.

          - Borrower shall be authorized to make loans to employees up to $250,000 in aggregate.

     LEGAL EFFECT. Except as specifically set forth in this Modification, all of the terms and conditions of the Agreement remain in full force and effect.

     INTEGRATION. This is an integrated Modification and supersedes all prior negotiations and agreements regarding the subject matter hereof. All amendments hereto must be in writing and signed by the parties.

     IN WITNESS WHEREOF, the parties have agreed as of the date first set forth above.

                                       COMERICA BANK-CALIFORNIA

                                       By: /s/ Mary Beth Suhr
                                          -------------------------------
                                           Mary Beth Suhr, Vice President

                                       LIVINGSTON ENTERPRISES, INC.

                                       By: /s/ Steve Hess
                                          -------------------------------
                                       Its: CFO
                                           ------------------------------

                                       By: /s/ Steve M. Willens
                                          -------------------------------
                                       Its: CEO
                                           ------------------------------